USE OR DISCLOSURE OF DATA CONTAINED ON THIS SHEET IS SUBJECT TO THE RESTRICTION
                       ON THE TITLE PAGE OF THIS PROPOSAL

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                               HYBRID ROCKET MOTOR
                         SYSTEMS AND COMPONENTS PROPOSAL
                                 CPL-SPDV-03-001
                                23 SEPTEMBER 2003


                                                [GRAPHIC OMITED]



                                                [GRAPHIC OMITED]



                              CONTINUATION SUPPORT
                     FOR THE TIER ONE (SPACESHIPONE) PROGRAM
                                  PREPARED FOR


                                                [GRAPHIC OMITED]



                                                [GRAPHIC OMITED]


                             SCALED COMPOSITES, LLC
                                ATTN: TRISH MILLS
                                1624 FLIGHT LINE
                                MOJAVE, CA  93501

                                  SUBMITTED BY


                                                [GRAPHIC OMITED]



                                                [GRAPHIC OMITED]


                                13855 STOWE DRIVE
                             POWAY, CALIFORNIA 92064
                     USE AND DISCLOSURE OF PROPRIETARY DATA
      This proposal includes data that shall not be disclosed outside Scaled
   Composites and shall not be duplicated, used, or disclosed -- in whole or in part -- for any purpose other than to evaluate this proposal. However, if a contract is awarded to this offeror as a result of -- or in connection with --
      the submission of these data, Scaled Composites shall have the right to duplicate, use, or disclose the data to the extent provided in the resulting contract with proper permission from SpaceDev. This restriction also limits Scaled Composite's right to use information contained in these data even if they are obtained from another source. Each page of this proposal is subject to this restriction and each page is marked accordingly.
                     USE AND DISCLOSURE OF PROPRIETARY DATA
      This proposal includes data that shall not be disclosed outside Scaled
   Composites and shall not be duplicated, used, or disclosed -- in whole or in part -- for any purpose other than to evaluate this proposal. However, if a contract is awarded to this offeror as a result of -- or in connection with --
      the submission of these data, Scaled Composites shall have the right to duplicate, use, or disclose the data to the extent provided in the resulting contract with proper permission from SpaceDev. This restriction also limits Scaled Composite's right to use information contained in these data even if they are obtained from another source. Each page of this proposal is subject to this restriction and each page is marked accordingly.
                    PHONE (858) 375-2030   FAX (858) 375-1000

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


                                TABLE OF CONTENTS


1.0     Introduction                                                     2
1.1     Key  Personnel                                                   2
1.2     Risk  Analysis  and  Mitigation                                  3
2.0     Price  PROPOSAL                                                  4
2.1     Statement  Of  Work  (SOW)                                       4
2.1.1     Scope                                                          4
2.1.2     SOW  breakdown  and  pricing.                                  4
2.2     Pricing  Ground  Rules  and  Assumptions                         5
2.3     Period  of  Performance                                          6
2.4     Type  of  Contract                                               6
2.5     Expiration  of  Offer                                            6
2.6     Terms  and  Conditions                                           6
2.7     Price  Summary                                                   6
2.8     Engineering  Change  Order  ("ECO")                              7
2.9     Not-to-Exceed  Termination  Liability  Schedule                  7

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

------
SPACEDEV  IS  PLEASED  TO  SUBMIT  THIS  PROPOSAL!
--------------------------------------------------

1.0     INTRODUCTION
SpaceDev is a publicly owned small business. Our project management team is results-oriented and supports all project objectives. We allocate dedicated and experienced managers and seasoned hands-on engineers to each effort to ensure the right focus and attention to detail and quality. SpaceDev key management personnel are assigned personal responsibility and accountability for the completion of specific task elements as follows:

[******]  Tier  One Chief Engineer, is responsible for overall program success.
           ------------------------
He leads all design, test, test support, and performance verification activities required to fulfill the contract requirements, and acts as the primary technical point of contact between SpaceDev and Scaled Composites.

[******]  Propulsion  Systems  Mechanical  Design  Lead, is responsible for all
         -----------------------------------------------
system  interfaces,  hardware  designs,  and  hardware  development  activities.

[******]  Manufacturing  Development  Lead,  is  responsible  for  the design &
         -----------------------------------
development of hardware manufacturing processes, and the production and delivery of all hardware to the test site. Mr. Veno is also responsible for leading all structural dynamics, and thermodynamics analysis activities.

1.1     KEY  PERSONNEL
The names and brief biographies of our key Tier One team personnel are provided below.

                                [******], P. E.
                             TIER ONE CHIEF ENGINEER
[******] is a California State board-certified and registered professional electrical engineer with more than 19 years of experience with launch vehicles, ground launch control systems, launch sites and launch teams. While a member of the Peacekeeper developmental launch team, he was responsible for the $30M guidance and control system, led a group of 30 industry engineers and gave the final guidance system go/no-go for launch. Continuing his career at General Dynamics (and Martin Marietta), he integrated a new guidance system onto the new generation of Atlas launch vehicles, and is intimately familiar with all aspects of vehicle flight software and hardware. He designed and implemented diverse ground guidance performance and analysis software systems, and is a complete end-to-end systems expert. As well as leading the design and successful ground development phase of a hybrid motor to support Scaled Composites' SpaceShipOne, [******]was the technical leader for SpaceDev's NRO funded SPOTV Hybrid System Definition study, and is currently Principle Investigator for our Air Force Research Lab Small Launch Vehicle Project.

------

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                    [******]
                   TIER ONE PROPULSION MECHANICAL DESIGN LEAD
[******] is an experienced engineer with a strong background in thermodynamics, fluids, structures, and mechanical design. He holds a BS in Mechanical Engineering and over 7 years of experience in his field. As an undergraduate and later an adjunct faculty member at SDSU he led a team of students in the development of the mechanical structural and control systems of the Suntrakker II solar racing car. His professional experience includes the defense industry where he was responsible for the redesign and electro-mechanical packaging of bearing locator and navigational computer systems for the next generation of fast-attack Navy submarines. As a subsystem team leader at XCELLSiS, an automotive fuel cell R&D subsidiary of Daimler Chrysler and Ford, [******] directed the development and systems integration of the water management subsystem on two separate fuel cell system platforms. His innovative concepts and creative approach to the unique thermodynamic and fluid flow problems of the fuel cell systems inspired several patentable ideas and components. At SpaceDev, in addition to supporting Scaled Composites Tier One program, [******] is a Lead Mechanical Engineer on propulsion system development projects including a small launch vehicle and a Space Shuttle compatible secondary payload system.

                                    [******]
                     TIER ONE MANUFACTURING DEVELOPMENT LEAD
[******] has over 25 years experience in launch vehicle acoustic, vibration, pyrotechnic shock analysis and testing, loads analysis, finite element modeling, and anomaly investigations. He was responsible for all dynamic (vibration, shock, & acoustics) environments analysis at General Dynamics Space Systems for commercial, NASA and Air Force launch vehicle programs. As launch vehicle representative, [******] supported customer spacecraft testing to ensure launch vehicle environments were met. His work including flight wind loads analysis (trajectory simulation with auto-pilot, gust response, and static aero-elastic analysis) and transient spacecraft load analysis. His recent work at SpaceDev includes dynamic analysis of the CHIPSat response to the Delta-II launch vehicle environments and payload interface loads. [******] was manufacturing lead for SpaceDev's MTV Hybrid Motor Technology Demonstration project.

1.2     RISK  ANALYSIS  AND  MITIGATION
Our team of experienced space mission management and engineering people assigned to the project provides project Management and Systems Engineering leadership. [******], as Chief Engineer of Hybrid Propulsion for SpaceDev, provides the project management and overall team leadership by continually focusing his efforts on customer satisfaction, risk avoidance/mitigation, quality of product, schedule of delivery, and cost. OUR APPROACH TO PROJECT SUCCESS EMPHASIZES
GETTING THE RIGHT TEAM IN PLACE AT THE START OF THE PROJECT AND ENSURING CONTINUOUS RISK AVOIDANCE AND MITIGATION THROUGHOUT. Risk avoidance and mitigation rely on careful planning and review of all project elements as was demonstrated on our previous Tier One development work. A detailed plan for each task is developed and reviewed by the team to identify the technical, cost and schedule issues and risks. Each risk item identified in the plan is tracked weekly until resolution. Risk issues are assigned to a responsible team member to evaluate and select risk mitigation approaches. Risk issues and risk mitigation approaches are reviewed weekly with SpaceDev management, and in scheduled weekly telecons with Scaled until resolved.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

2.0     PRICE  PROPOSAL
SpaceDev is pleased to present our Price Proposal to Scaled Composites, LLC (hereinafter "Scaled") to support continued development of the Hybrid Rocket Motor Systems and Components for the Reusable, Air Launched SpaceShipOne for the Tier One Program (hereinafter "Tier One").

     2.1  STATEMENT  OF  WORK  (SOW)

     2.1.1 SCOPE SpaceDev offers to provide its facilities, resources and a team of launch vehicle and hybrid propulsion engineers & technical personnel in continued support of Scaled's Tier One program. This proposal was developed to offer our best efforts to satisfy the requirements of Scaled's Tier One program, based on our experience with Phases I and II. Our basis of estimate for each task is performed using a buildup of labor hours, travel and material (as necessary), based directly on this program to date and related hybrid motor design & development work experience combined with engineering judgment based on similar type work. Our price proposal allocates resources and capabilities to meet or exceed Scaled's needs at an affordable price.

     2.1.2 SOW BREAKDOWN AND PRICING. - PROVIDE TWO SETS OF RE-USABLE FLIGHT TEST HARDWARE. [******] - PRODUCE AND ASSEMBLE TEST MOTORS. [******] - PROVIDE ON-SITE ENGINEERING TEST SUPPORT. [******]

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


-     POST-TEST  ANALYSIS.  [******]
-     SPACEDEV  TEST  SUPPORT  SUMMARY.  [******]

2.2     PRICING  GROUND  RULES  AND  ASSUMPTIONS
     This proposal is for services to supply specific hybrid rocket motor systems and components [******].

     SpaceDev's price to Scaled for Tier One Phase III is bid as Firm Fixed-Price with an option of additional work or requested improvements via the ECO process.

     The pricing of this proposal assumes a minimum of [******] motor tests and support. SpaceDev reserves the right to increase the pricing if Scaled does not purchase the minimum. Additional motors and test support may be ordered through the ECO process at the rates listed in Table 2-1.

     The SpaceDev test motor, SD-004, as fired on 31 July 2003, is considered to be the baseline configuration for all future program motors. Any changes to the baseline design are not part of this proposal and will be accommodated via the ECO process. Partially fueled motors or refilled motors as described in the SOW above are not considered a change to the baseline.

     Scaled has previously expressed a desire to perform hot-fire tests at [******] week intervals. SpaceDev will provide the staff and resources to meet a nominal schedule of one (1) hot-fire test every [******] weeks. A good faith effort will be made to accommodate moderate deviations to this schedule as required by the overall program, if requested by Scaled.

     Unplanned delays in schedule represent a significant cost risk to SpaceDev. [******]

     General research, variations or deviations of tasks are not included in this proposal pricing.

     All full-scale qualification test firings of the Tier One hybrid rocket motor will be done in Mojave, CA at Scaled's test facility.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


[******]
     SpaceDev's price includes the parts, materials and program unique tools and equipment as used in the current process in support of the Tier One program to-date.

2.3     PERIOD  OF  PERFORMANCE
The period of performance of the proposed contract is approximately sixteen (16) months, beginning on or about September 15, 2003. This proposed agreement, if accepted, will terminate on December 31, 2004.

2.4     TYPE  OF  CONTRACT
The contract issued by Scaled to SpaceDev to support all SOW tasks is proposed as Firm Fixed-Price based on specification in Section 2.2 above, with additional work as required by Scaled, documented and authorized via a written ECO as determined at the rates listed in this proposal on Table 2-2.

2.5     EXPIRATION  OF  OFFER
This proposal will expire and become void unless accepted by 5:00 PM PDT on September 23, 2003.

2.6     TERMS  AND  CONDITIONS
Any additional terms and conditions not specified herein will be mutually agreed upon by Scaled and SpaceDev in writing.

2.7     PRICE  SUMMARY
SpaceDev will support the listed activities, based on [******] motor tests, for the Firm Fixed-Price, based on specification in Section 2.2 above, as specified below in Table 2-1:

LINE     DELIVERABLE  ITEM     EST.  TIME     AMOUNT
----     -----------------     ----------     ------
1        PARTS AND MATERIALS PROCUREMENT (REFERENCE)       [******]     [******]
-        -------------------------------------------      ---------     --------
2        2 SETS OF REUSABLE FLIGHT TEST HARDWARE           [******]     [******]
-        -------------------------------------------      ---------     --------
3.1      MOTOR #1 PRODUCTION AND ASSEMBLY, READY TO SHIP   [******]     [******]
---      -------------------------------------------      ---------     --------
3.2      TEST #1 ONE WEEK ON-SITE ENGINEERING SUPPORT      [******]     [******]
---      -------------------------------------------      ---------     --------
3.3      TEST #1 POST-TEST ANALYSIS AND SUPPORT            [******]     [******]
---      -------------------------------------------      ---------     --------
4     MOTOR #2 PRODUCTION, ON-SITE AND POST-TEST SUPPORT   [******]     [******]
-        -------------------------------------------      ---------     --------
5     MOTOR #3 PRODUCTION, ON-SITE AND POST-TEST SUPPORT   [******]     [******]
-        -------------------------------------------      ---------     --------
6     MOTOR #4 PRODUCTION, ON-SITE AND POST-TEST SUPPORT   [******]     [******]
-        -------------------------------------------      ---------     --------
7     MOTOR #5 PRODUCTION, ON-SITE AND POST-TEST SUPPORT   [******]     [******]
-        -------------------------------------------      ---------     --------
8     MOTOR #6 PRODUCTION, ON-SITE AND POST-TEST SUPPORT   [******]     [******]
-        -------------------------------------------      ---------     --------
9     MOTOR #7 PRODUCTION, ON-SITE AND POST-TEST SUPPORT   [******]     [******]
-        -------------------------------------------      ---------     --------
                                                        TOTAL           [******]
                                                        -----          ---------

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.



2.8     ENGINEERING  CHANGE  ORDER  ("ECO")

Additional work by SpaceDev beyond that specified in the SOW herein may be requested by Scaled. When requested by Scaled, SpaceDev will prepare an ECO, for Scaled's approval, detailing additional proposed work including the costs to complete the work. Scaled may accept or reject the ECO. SpaceDev will not perform additional work without a properly authorized ECO. After issuance and acceptance of the ECO, SpaceDev will perform the work at the rates listed in Table 2-2 below or as otherwise agreed to by both parties in writing.

                      TABLE 2-1. SPACEDEV'S PRICE BREAKDOWN

LINE     ENGINEERING  CHANGE  ORDER  (ECO)  SUPPORT        AMOUNT
----     ------------------------------------------        ------
1        ENGINEERING SUPPORT COST PER HOUR               [******]
----     ------------------------------------------        ------
2        TECHNICIAN SUPPORT COST PER HOUR                [******]
----     ------------------------------------------        ------
3         MATERIAL COSTS AS A PERCENTAGE OF ACTUAL COST  [******]
----     ------------------------------------------        ------

                     TABLE 2-2. SPACEDEV'S PRICE ECO SUPPORT
2.9     NOT-TO-EXCEED  TERMINATION  LIABILITY  SCHEDULE

Notwithstanding the minimum payment specified in Section 2.2 above, should the contract be terminated through no fault of SpaceDev, a pro-rated termination liability value will be determined based on the following factors:
[******]

Prepared  by  SpaceDev,  Inc.     Accepted  by  Scaled  Composites,  LLC

/S/ James W. Benson
-----------------------------     --------------------------------------
James  W.  Benson                 Name:
Chief  Executive  Officer         Title:

Date:  September  23,  2003     Date:  September  23,  2003